                                                                   EXHIBIT 10.04


                       SECOND AMENDMENT AND RESTATEMENT OF
                CERTAIN OPERATIVE AGREEMENTS AND OTHER AGREEMENTS

                            Dated as of April 5, 2001

                                      among

                      VERITAS SOFTWARE GLOBAL CORPORATION,
                   as the Construction Agent and as the Lessee

          THE VARIOUS PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                               as the Guarantors,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the VS Trust 2000-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                      as the Agent for the Secured Parties

                       SECOND AMENDMENT AND RESTATEMENT OF
                      CERTAIN OPERATIVE AGREEMENTS AND OTHER AGREEMENTS

               This SECOND AMENDMENT AND RESTATEMENT OF CERTAIN OPERATIVE AGREEMENTS AND OTHER AGREEMENTS (this "Amendment") dated as of April 5, 2001, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the VS Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the VS Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                               W I T N E S S E T H

        WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of March 9, 2000 (the "Participation Agreement") and certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of March 9, 2000 (the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of March 9, 2000 (the "Trust Agreement"), and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $40 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

        WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement, the Security Agreement, the Lease and the other Operative Agreements in connection with the Lessee's request to increase the size of the Facility from $40,000,000 to $41,462,000;

        WHEREAS, the Financing Parties have agreed to the requested consents and modifications on the terms and conditions set forth herein;

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             PARTICIPATION AGREEMENT

        1. Appendix A to the Participation Agreement is hereby amended to modify or add the following defined terms as follows:

        "Holder Commitments" shall mean $1,243,860, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1) Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and restated from time to time.

        "Lender Commitments" shall mean $40,218,140, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1) Lender, the Lender Commitment of each Lender shall be as set forth in Schedule 2.1 to the Credit Agreement as such Schedule 2.1 may be amended and restated from time to time.

        2. Section 8.3(h) of the Participation Agreement is hereby amended and restated to read as follows:

(h) The Lessee hereby covenants and agrees that as of Completion (i) the aggregate Property Cost shall not exceed $41,462,000 and (ii) each parcel of the Property shall be a Permitted Facility.

                                CREDIT AGREEMENT

        1. Schedule 2.1 of the Credit Agreement is hereby deemed amended and restated in its entirety to read as Schedule 2.1 attached hereto as EXHIBIT 1.

                                 TRUST AGREEMENT

        1. Schedule I of the Trust Agreement is hereby deemed amended and restated in its entirety to read as Schedule I attached hereto as EXHIBIT 2.

                                  MISCELLANEOUS

        1. This Amendment shall be effective upon satisfaction of the following conditions:


        (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent; and

               (b)    (i)    receipt by the Agent of an officer's certificate of
        the Lessee and the Construction Agent (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by Lessee's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Lessee executing this Amendment and

                      (ii) receipt by the Agent of an officer's certificate of each Credit Party (other than the Lessee and the Construction Agent) certifying that the execution, delivery and performance of this Amendment has been duly approved and authorized by such Credit Party's Board of Directors, such officer's certificate to be in form and substance reasonably satisfactory to the Agent and certifying as to the incumbency of the officer of such Credit Party executing this Amendment;

               (c) receipt by the Agent of legal opinions of counsel to the Credit Parties relating to this Amendment in form and substance reasonably satisfactory to the Agent; and

               (d) receipt by the Agent, for the ratable benefit of each Lender and each Holder, of an amendment fee equal to the product of seventeen and one-half basis points (0.175%) multiplied by the sum of the aggregate Commitments of all Lenders and the aggregate Holder Commitments of all Holders after giving effect to this Amendment.

        2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain unmodified and in full force and effect.

        3. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

        4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.


         [The remainder of this page has been left blank intentionally.]

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        VERITAS SOFTWARE GLOBAL CORPORATION, as
                                        the Construction Agent and as the Lessee


                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------

                                        Name:      Kevin Olson
                                             -----------------------------------

                                        Title:     Treasurer
                                              ----------------------------------


                                        VERITAS SOFTWARE CORPORATION, as a
                                        Guarantor


                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------

                                        Name:      Kevin Olson
                                             -----------------------------------

                                        Title:     Treasurer
                                              ----------------------------------


                                        VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor


                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------

                                        Name:      Kevin Olson
                                             -----------------------------------

                                        Title:     Treasurer
                                              ----------------------------------


                                        VERITAS SOFTWARE TECHNOLOGY HOLDING
                                        CORPORATION, as a Guarantor


                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------

                                        Name:      Kevin Olson
                                             -----------------------------------

                                        Title:     Treasurer
                                              ----------------------------------


                           [signature pages continue]

                                        VERITAS OPERATING CORPORATION, as a
                                        Guarantor

                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------

                                        Name:      Kevin Olson
                                             -----------------------------------

                                        Title:     Treasurer
                                              ----------------------------------


                           [signature pages continue]

                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the VS Trust 2000-1


                                        By:    /s/ NANCY M. DAHL
                                           -------------------------------------

                                        Name:  Nancy M. Dahl
                                             -----------------------------------

                                        Title: Vice President
                                               ---------------------------------



                           [signature pages continue]

                                        BANK OF AMERICA, N.A., as a Holder, as a
                                        Lender and as the Agent


                                        By:       /s/ JOUNI KORHONEN
                                           -------------------------------------

                                        Name:         Jouni Korhonen
                                             -----------------------------------

                                        Title:        Managing Director
                                              ----------------------------------


                           [signature pages continue]

                                        KEYBANK NATIONAL ASSOCIATION, as a
                                        Holder and as a Lender


                                        By:       /s/ JULIEN MICHAELS
                                           -------------------------------------

                                        Name:         Julien Michaels
                                             -----------------------------------

                                        Title:        Vice President
                                              ----------------------------------



                           [signature pages continue]

                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Holder and as a Lender


                                        By:       /s/ JAMES B. GOUDY
                                           -------------------------------------

                                        Name:         James B. Goudy
                                             -----------------------------------

                                        Title:        Vice President
                                              ----------------------------------



                           [signature pages continue]

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Holder and as a Lender


                                        By:       /s/ ERIC C. HOUSER
                                           -------------------------------------

                                        Name:         Eric C. Houser
                                             -----------------------------------

                                        Title:        Vice President
                                              ----------------------------------



                              [signature pages end]

                                    EXHIBIT 1

                                  Schedule 2.1


                                               Tranche A                        Tranche B
                                               Commitment                      Commitment
                                               ----------                      ----------
Name and Address of Lenders                Amount/Percentage                Amount/Percentage
---------------------------                -----------------                -----------------
Bank of America, N.A.                 $11,521,253.25        32.5%       $1,549,642.25       32.5%
555 California Street, 12th Floor
Mail Code: CA5-705-12-08
San Francisco, CA 94104-1502
Attention: Jouni Korhonen
Telephone: (415) 622-7293
Telecopy:  (415) 622-4057

KeyBank National Association          $11,521,253.25        32.5%       $1,549,642.25       32.5%
Suite 2900
3 Embarcadero Center
San Francisco, CA 94111
Attention: Julien Michaels,
           Vice President
Telephone: (415) 733-2483
Telecopy:  (415) 733-2480

Union Bank of California, N.A.        $7,976,252.25         22.5%       $1,072,829.25       22.5%
350 California Street, 10th Floor
San Francisco, CA 94104
Attention: James Goudy,
           Vice President
Telephone: (415) 705-7165
Telecopy:  (415) 705-7111

Wells Fargo Bank, National            $4,431,251.25         12.5%       $596,016.25         12.5%
Association
400 Hamilton Avenue
Palo Alto, CA 94301
Attention: Eric Houser,
           Vice President
Telephone: (650) 855-7684
Telecopy:  (650) 328-0814

TOTAL                                 $35,450,010            100%       $4,768,130          100%

                                    EXHIBIT 2

                                   SCHEDULE 1

                               HOLDER COMMITMENTS


                                                             Holder Commitment
                                                             -----------------
                 Name of Holder                              Amount/Percentage
                 --------------                              -----------------
Bank of America, N.A.                              $404,254.50                     32.5%
555 California Street, 12th Floor
Mail Code: CA5-705-12-08
San Francisco, CA 94104-1502
Attention: Jouni Korhonen
Telephone: (415) 622-7293
Telecopy:  (415) 622-4057

KeyBank National Association                       $404,254.50                     32.5%
Suite 2900
3 Embarcadero Center
San Francisco, CA 94111
Attention: Julien Michaels,
           Vice President
Telephone: (415) 733-2483
Telecopy:  (415) 733-2480

Union Bank of California, N.A.                     $279,868.50                     22.5%
350 California Street, 10th Floor
San Francisco, CA 94104
Attention: James Goudy,
           Vice President
Telephone: (415) 705-7165
Telecopy:  (415) 705-7111

Wells Fargo Bank, National Association             $155,482.50                     12.5%
400 Hamilton Avenue
Palo Alto, CA 94301
Attention: Eric Houser,
           Vice President
Telephone: (650) 855-7684
Telecopy:  (650) 328-0814

TOTAL                                              $1,243,860                       100%